UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2005

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota		55426
(Mail: P.O. Box 1113)		(Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2005, the Compensation Committee of the Board of Directors of General Mills, Inc. (the “Company”) approved a new schedule of annual retainers for non-employee directors, as follows:
•	$75,000 annual retainer for each non-employee director
•	$15,000 annual retainer for the chair of the Audit Committee
•	$10,000 annual retainer for the chairs of the Compensation Committee, Corporate Governance Committee, Finance Committee and Public Responsibility Committee
•	$5,000 annual retainer for each member (excluding the chair) of the Audit Committee

Retainers can be paid quarterly in cash, paid quarterly in Company stock, or deferred quarterly into a variety of book-entry investment funds, including a Company stock fund.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1 Annual Retainer for Directors.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2005

GENERAL MILLS, INC.
By:	/s/ Siri S. Marshall

Name: Siri S. Marshall
Title: Senior Vice President, General Counsel &
Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Annual Retainer for Directors.